UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

TCF Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TCF FINANCIAL CORPORATION See the reverse side of this notice to obtain proxy materials and voting instructions. M81806-P58739 TCF FINANCIAL CORPORATION 200 LAKE STREET EAST MAIL CODE EX0-01-G WAYZATA, MN 55391 You are receiving this communication because you hold shares in TCF Financial Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www. proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. This Notice also constitutes notice of the 2015 Annual Meeting of Stockholders. Meeting Information Meeting Type: Annual Meeting For holders as of: February 23, 2015 Date: April 22, 2015 Time: 4:00 p.m., local time Location: Marriott Minneapolis West 9960 Wayzata Boulevard St. Louis Park, MN 55426 Attending The Meeting: If you plan to attend the Meeting, please bring a valid form of photo identification. Directions: * From I-169, exit on Betty Crocker Drive/Shelard Parkway * Go west and follow Shelard Parkway 3/4 mile to hotel located on left *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on April 22, 2015.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you plan to attend the Meeting, please bring a valid form of photo identification. At the Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 8, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: M81807-P58739 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items Nominees: The Board of Directors recommends that you vote FOR the following: 01) Peter Bell 02) William F. Bieber 03) Theodore J. Bigos 04) William A. Cooper 05) Thomas A. Cusick 06) Craig R. Dahl 07) Karen L. Grandstrand 08) Thomas F. Jasper 09) George G. Johnson 10) Richard H. King 11) Vance K. Opperman 12) James M. Ramstad 13) Roger J. Sit 14) Barry N. Winslow 15) Richard A. Zona 1. Election of 15 Directors, each to serve a one-year term 2. Approve the TCF Financial 2015 Omnibus Incentive Plan. 3. Approve an Amended and Restated Certificate of Incorporation. 6. Advisory (Non-Binding) Vote to Approve Executive Compensation as Disclosed in the Proxy Statement. 7. Advisory (Non-Binding) Vote to Ratify the Appointment of KPMG LLP as Independent Registered Public Accountants for 2015. 4. Stockholder Proposal Regarding Proxy Access (if properly presented). 5. Stockholder Proposal Regarding Severance (if properly presented). The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote AGAINST the following proposals: The Board of Directors recommends you vote FOR the following proposals: M81808-P58739

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